Exhibit 99.1

2011 Conference for
Analysts, Investors
and Bankers
November 15, 2011 l New York, NY
Bob Dineen
President and CEO
Lincoln Financial Network
LFD and LFN
Successfully Affecting Outcomes
Will Fuller
President and CEO
Lincoln Financial Distributors

Client Centric

LFD

Defined Contribution

Lincoln Financial Group

Hello future.

Lincoln’s Distribution Franchise
568 Wholesalers
LFN
8,045 Advisors
311 Worksite
 Consultants
Group Protection
148 Wholesalers
Disciplined
Powerful
• Dedicated to consumer driven products
• Focused on growing market segments where advice and
 planning are highly valued

35 – 44 Years
Population (thousands)[1]
Investable assets ($billions)[2]
41,277
43,664
2,781
3,900
2010 2020
2010 2020
6%▲
40%▲
45 – 64 Years
Population (thousands)[1]
Investable assets ($billions)[2]
80,980
84,356
15,520
21,975
2010 2020
2010 2020
4%▲
42%▲
65+ Years
Population (thousands)[1]
Investable assets ($billions)[2]
40,229
54,805
9,394
17,519
2010 2020
2010 2020
36%▲
86%▲

Lincoln Financial Group
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Consumer Trends
• Focus on safety (guarantees)
• Tempered expectations on
 returns
• Concern regarding taxes
• Need for advice
1 Source: US Census Bureau Projections
2 Source: Federal Reserve Flow of Funds Report April 2010, 10-year Treasury Note maturity 2/15/2021, interest rate 3.625%.
 Company estimates regarding wealth transfer, excludes future savings

Losing Advisors
Gaining Advisors

15%
10%
5%
0%
-5%
-10%
-15%
-20%

Lincoln Financial Group
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Daily
Registered
14,769
RIA Only
18,582
Regional
B/Ds
35,994
Industry Trends and Advisor Flows
• Environmental
 conditions
 accelerating migration
 from wirehouse and
 regionals to
 independent
Sources: Securities Industry Association, Investment News, Financial Planning, Bank Insurance Market Research Group, National Regulatory
Services, Standard & Poors, Money Market Directories, Cerulli Associates; Consolidated Industry Surveys (Financial Planning Magazine, June
2010; Investment News, April 2010; Financial Advisor, April 2010)
400
300
200
100
0
-100
-200
-300
-400
-500
-16.7%
-9.4%
-8.9%
-7.4%
-6.3%
-4.9%
-4.5%
-2.4%
1.0%
1.7%
3.8%
5.4%
13.0%
Sage
Point
ING
New
England
Axa
Advisors
Princor
John
Hancock
MML
Ameriprise
NWM
LPL
LFN
Common
wealth
Cambridge
% Change vs. 2009
# Change vs. 2009
Advisor Headcount Changes 2010 vs. 2009
Banks
B/Ds
16,406
Wirehouse
54,865
Insurance
B/Ds
70,405
Independent
B/Ds
98,706

- 24% of life insurance paid annual premium
  - Annual $139 million of life target premium
- 10% of annuity deposits
  - $1.3 billion of annuity and retirement investments
- 56% of in-force life insurance block, for permanent individual life business

8,500
8,000
7,500
7,000
7,293
7,366
7,682
8,003
8,045

Lincoln Financial Group
Hello future.

LFN: Delivering Shareholder Value to Lincoln
Wirehouse  Regionals Insurance BD LFA/Sagemark ABGA GA Independent
LFN: Keys to Sustained Growth
• Independence
 – Open architecture and affiliation choice
• National Recruiting Platform
 – Growing number of productive, process driven advisors
 • Retention of top-tier advisors remains strong
 • Recruiting of productive advisors very strong
• Advice
 – Deep financial planning expertise
 • National Planning Center
 • Advisory process helps insulate from margin compression
2007
2008
2009
2010
Sept
2011
Sustained Growth Trend
Number of Active LFN Advisors
1 Investment News, January 26, 2011
2nd Largest Independent Broker-Dealer1

LFD: A History of Consistent Achievement
49,743
Producers
55,029
Producers
57,264
Producers
58,000
Producers
Across different business cycles, consistent
new business levels and growing producer levels
S&P
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q08
3Q08
$5
$2
$1
$4
$3
Consolidated Deposits ($ billions)

Doing Business on Our Terms
Variable Annuities Market Share and Rankings1
Core Life Market Share and Rankings2
1 Rankings based on MARC YTD sales as of June 30, 2011
2 Rankings based on LIMRA YTD sales as of June 30, 2011. Core Life includes UL, VUL and term
2008	2009
• De-risking and re-pricing of VA portfolio
Variable Annuities
2010	2Q 2011
• Risk mitigation built into products and further re-pricing
2008	2009
• Increased Term focus • Continued expansion of MoneyGuard franchise
Life
2010	2Q 2011
• Re-pricing of SG UL and MoneyGuard products • Increased focus on non-interest rate sensitive products (VUL, Term, Indexed UL)
Ranked
#5
Ranked
#5
Ranked
#5
Ranked
#5
7.2%
6.4%
6.6%
6.2%
Ranked
#1
Ranked
#2
Ranked
#2
Ranked
#1
8.0%
8.2%
8.2%
8.6%

60,000
55,000
50,000
45,000
40,000
49,743
58,000
2008
Projected 2011

55
50
45
40
35
30
37.7
48.0
2008
Projected 2011

Lincoln Financial Group
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Growth On: LFD Creating Value for Lincoln
1 Excludes 2011 Defined Contribution expansion
Growing Active Producers
+17%
Growing Wholesaler Productivity
+27%
1
• Increasing producers across products
 – 8,000+ new producers
 – 10,000+ producers selling multiple
 Lincoln products
• Winning the war for talent
 – Success in attracting top talent from
 industry
 – Record high retention

2011 Conference for
Analysts, Investors
and Bankers
November 15, 2011 l New York, NY
Life Insurance
Protecting Margins / Leveraging Franchise
Mark Konen
President, Insurance and Retirement Solutions

Tailwinds
• Renewed consumer interest in
 protection; favorable demographics
• Innovation to meet changing needs
• Risk management track record
• Advice-driven model
The Life Insurance Industry Today
Headwinds
• Macro economic
 environment
• Resetting expectations
 to “new normal”
Life insurance remains an important solution

7%
26%
47%
8%
7%
5%

Lincoln Financial Group
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Diverse Product Portfolio
• Secondary Guarantee Universal Life
 (SG UL) now less than 50% of sales
• Sales of products other than SG UL
 up 19% year-over-year
Sales1 by Product
1 Sales as defined on page ii of our quarterly statistical report
2 Non-SG UL includes Indexed UL sales
3Q 2011 YTD sales: $471 million
Comprehensive portfolio: relevant and adaptable to market conditions
SG UL
Non-SG UL2
VUL
Term
MoneyGuard
Executive
Benefits

8%
22%
46%
8%
2%
14%
MGA
Wire
Bank
IP
LFN
Specialty

Brokerage
11%
1

Lincoln Financial Group
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Multi-Channel Distribution Strategy
• Significant scale in each channel
• Lincoln ranks #1 in Top 10 accounts2
Sales by Channel1
Source: LIMRA; core life sales (excluding whole life)
1 Based on YTD sales as of September 30, 2011; specialty represents COLI/BOLI
2 As of August 30, 2011
3Q 2011 YTD sales: $471 million
Multi-channel distribution
drives ability to “pivot”
across products
Lincoln vs. Industry by
Distribution Channel
	Retail	Banks/ Wires
2Q11 Market Share %	5.5%	34%
Rank	8	2

Responding to Market Conditions
Core Life Market Share and Rankings1
1 Rankings based on LIMRA YTD sales as of June 30, 2011. Core Life includes UL, VUL and term
2006 - 2007
• Merger with Jefferson-Pilot
• Integration of product portfolio, underwriting standards, and distribution platform by year- end 2007 • MoneyGuard franchise repositioned in the marketplace
2008 - 2009
• The Great Recession – Capital markets frozen – Consumer and marketplace turmoil
• Increased diversification focus of business mix – Increased Term focus – Expansion of MoneyGuard franchise • Repricing of SG UL products
2010 - 2Q 2011
• Sustained low interest rates
• Repricing of SG UL products • Repricing of MoneyGuard product • Increased focus on remainder of portfolio (VUL, Term, Indexed UL)
Challenge
Response
Ranked #2
Ranked
#1
Ranked
#2
Ranked
#2
Ranked
#2
Ranked
#1
7.6%
8.3%
8.0%
8.2%
8.2%
8.6%

1H 2011
3Q 2011
2012 Revisions

Lincoln Financial Group
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Product Actions to Improve Margins
Life Product Portfolio
(Combined Pricing IRR)
Long-term
Target Return
Projected
Range
Improve IRR
• Increased SG UL prices by 5-15%
• MoneyGuard changes:
 – New business operating efficiencies
 – Benefit payout reduced 10-20%
• Additional changes - 1st Half 2012
 – SG UL price increase
 – MoneyGuard changes
Promote product portfolio diversity
• VUL repositioning/marketing
 enhancements
• Term product improvements
• Enhanced Indexed UL
Potential sales decline until:
• Competition adjusts • Consumers reset expectations
Offset is potential for capital redeployment

1.74%
4.23%
1.80%
4.16%
1.81%
4.09%
Spread
Credited rate
2009
2010
YTD 2011

Lincoln Financial Group
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Effectively Managing Spread Compression
Yield and Spread History1
8 bps spread to
guarantee
Yield = 5.97%
5.96%
5.90%
1 Yields and spreads exclude alternative investments and are gross of default charges
2 As of September 30, 2011
Investment Strategies
• Long duration investment portfolio - average SG UL portfolio maturity: 24 years
• Pre-investments improve portfolio yields: $1.3B with 6.45% projected yield
• 10-year Treasury stays at 2%: spreads decline ~ 10 bps per year
Crediting Rate
• Responsive credited rate actions
2

Asset Liability Management Provides Interest Rate Risk Protection

Individual Life: Present Value Cash Flows[1] on 10-year Treasury Scenarios
60,000
40,000
20,000
0
$ millions
9/30/2011
10-year Treasury = 1.92%
1%
2%
3%
4%
5%
6%
7%
8%
Target 10-year Rate
PV Asset Inflow
PV Liability Outflow

- Low rate environment increases the present value (PV) of liabilities
- Movement of Asset PV closely tracks that of Liability PV
- Margin compression expected, but manageable

Lincoln's ALM program targets stable match between assets and liabilities
September 30, 2011 asset duration = 103% of liability duration

1 Cash flows discount rate equal to the target rate plus a bond spread of approximately 100 basis points

Lincoln Financial Group
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Effectively Managing Mortality Risk and Lapses
1 A/E ratios and Lapses are YTD as of September 30, 2011
Mortality risk expertise
• Industry-leading underwriting
• Experience better than pricing
Actual to expected mortality ratios	2010	YTD1 2011
Business written 1999 forward (expected = pricing)	90%	94%
Lapses (% Based on Face Amounts)	2010	YTD1 2011
SG UL	4.3%	3.8%
Non-SG UL	5.4%	4.7%
Total UL	4.8%	4.2%
• Recent lapses running at 4% - higher
 than pricing (positive for SG UL)
• Lapses consistent with pricing
These key product risks are realizing better than planned results

Strong Franchise Enables Responsible Product Actions
While Maintaining Long-Term Growth
• Protecting Margins
 – Repricing secondary guarantee
 products
 – MoneyGuard benefit reduction
 and other changes
 – Credited rate reductions
 – ALM and other risk management
 expertise
• While Growing the Business
 – Diversification of product portfolio
 – Leveraging power of distribution
 platform
 – Continued innovation
 • “Non-traditional” distribution
 expansion - financial advisors
 • Penetration of underinsured
 and uninsured high net worth
 market
 • Mass affluent/middle market
 innovation
Leading the market on our terms

2011 Conference for
Analysts, Investors
and Bankers
November 15, 2011 l New York, NY
Group Protection
Investing for Growth
Mark Konen
President, Insurance and Retirement Solutions

- Expert support to brokers
  - Employee enrollment
  - Delivering advice and education

- Enhance customer experience through technology
- Invest in risk management

Lincoln Financial Group
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More Brokers -
More Solutions
• Increased group representatives and
 territory management
• Broadened suite of solutions
• Comprehensive enrollment support
Investing for Growth through Distribution and Service
Seamless Employer/
Employee Experience

Historic Sales Growth
$ millions
500
400
300
200
100
0
2005
2006
2007
2008
2009
2010
2011

Lincoln Financial Group
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• Focused investments in distribution
 fueled sales growth
• 2010 ranked 8th in new premium for
 core lines
• Maintain focus on the small case
 market
 – Top 5 or better in primary lines;
 6th overall
 – Opportunistic expansion down market
 and into middle-market
Sales Ranking1	2008	2009	2010
LTD	4	2	3
STD	3	3	4
Life /ADD	6	5	5
Dental	14	12	12
Total	6	8	6
• Focus on growing voluntary market
 with promising early results
 – 35% of premium and ranked 11th
 today
 – 2014 goal: top 5 approaching 50%
 of premium
 – Investment in people, product and
 systems
Strong Sales Growth with a Consistent Market Focus
1 By coverages sold, Source: LIMRA
14.3%
CAGR
6.2%
CAGR
Total
Voluntary

Non-medical loss ratio
74%
71%
76.2%
71.4%
71.1%
70.7%
67.7%
69.1%
73.1%
Expected Range
2005
2006
2007
2008
2009
2010
YTD 2011

Lincoln Financial Group
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Effective Profitability Management
• Successful actions bring loss ratios
 back in line:
 – Achieved good renewal results
 – Higher loss ratio cases leaving
 – Enhanced claims management actions
Balance among new sales, persistency
and renewal rate actions leads to
profitable growth
Non-medical Premium Growth
Over Prior Year’s Quarter
Premium Impacts by Source	3Q 2008	3Q 2009	3Q 2010	3Q 2011
New Sales	18.5%	16.5%	18.5%	15.5%
Lapses	-14.5%	-14.0%	-13.0%	-13.5%
In-force Change	6.5%	0.5%	3.5%	5.0%
TOTAL	10.5%	3.0%	9.0%	7.0%

Accelerating Sales Growth through Distribution

Sales Force Expansion
160
130
100
127
10
117
141
20
121
152
24
128
2009
2010
2011
Reps
Small Case & Rookies

High Productivity1
$ millions
3.5
3.0
2.5
2.0
1.5
1.0
3.0
2.9
2.9
2009
2010
2011
2010 industry median $1.7 million

- Invest to reach more brokers with broader solutions to drive sales beyond $500 million
- 5 growth regions
- Grow representative count to 150+
- Maintain industry leading productivity
- Add specialists to support voluntary and enrollment activity
- Increase solution set with Accident, Critical Illness and UL products

1 Average productivity for seasoned representatives (excludes small case, rookies, terminated)

Lincoln Financial Group℠

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Total Sales
$ millions
800
600
400
200
0
2010
2011
2012
2013
2014

Lincoln Financial Group
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Strategic Investments
Positioning Group Protection for Growth
Strategic Spend
2011
2012
2013
$20M
$40M
$60M
	Sales Growth	Retention	Cost Effectiveness	Profitability Management
Technology & Service	✓	✓	✓	✓
Distribution	✓		✓
Employee Education & Advice	✓	✓
Employer Solutions	✓	✓		✓

- Long term 13-16% ROE
- Top 3 in core Disability/ Life market

Lincoln Financial Group
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Results
• Top 5 in Voluntary sales
Accelerate Growth and Enhance Service
Investments
• Distribution to accelerate
 growth
 – 2012 sales growth outpacing
 the industry
 – $500 million + of new sales
 by 2014
• Service to enhance ease of
 doing business and improve
 efficiency
 – Employee focused services
 and systems
 – “Hassle-free” support for
 employers
 – Reduced manual effort

2011 Conference for
Analysts, Investors
and Bankers
November 15, 2011 l New York, NY
Lincoln Retirement Plan Services
Executing for Growth
Chuck Cornelio
President, Lincoln Retirement Plan Services

Retirement Plan Services
Consistent Strategy - Focused on Execution
Focus: Target markets with the fastest asset growth characteristics
Market	AUM	Takeover	Asset Growth
Small Market ($0 - $10M)	$520B	$40B	7.5%
Mid-Large Market ($10M - $500M)	$725B	$53B	7.5%
Healthcare	$130B	$14B	6.0%
1 LIMRA not-for-profit survey as of June 30, 2011
2 As of September 30, 2011
Deposits by Market
Mid-Large Market
Small Market
Multi-Fund and Other
Snapshot:
• Ranked #3 in Healthcare (by AUM)1
• 1.4M participants2
• 23,000 Plan Sponsors2
• $37B in AUM2
Source: Spark 2010

- Increasing visibility and enhancing reputation as thought leader and top provider

Lincoln Financial Group
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Retirement Plan Services
Actions to Capture Market Share
• New Platform LIVE with New Business
• Wholesaler Expansion completed
• Leveraging strong worksite presence to
 improve asset retention and rollover
 capabilities
• Expanding solutions (product and services)
 for both plan sponsors and participants
Recordkeeping
& Web
Participant &
Plan Sponsor
Experience
Distribution
Expansion
Product
Expansion
Marketing and
Communications

Strategic Investments
Positioning Retirement Plan Services for Growth
	Sales Growth	Asset Retention	Expense Efficiencies
Recordkeeping Platform & Web	✓	✓	✓
Distribution	✓	✓
Product	✓	✓
Participant & Plan Sponsor Experience	✓	✓	✓
Strategic Spend
2011
2012
2013
$30M
$35M
$15M

Investments in Our Business Paying Dividends
Net Flows Trending Positive

Net Flows in Current Target Markets[1]

1,000
900
800
700
600
500
400
$ millions
+43%
YTD 2010[2]
YTD 2011[2]

- Net flows projected to be $1.4B in target markets
- AUM in target markets ↑ 17% to record high of $22B over the past 2 Years
- Average case size in target markets ↑ 20% over the past 2 Years

Net flow growth is key to achieving desired scale

1 Target Markets = Mid-Large Market and Small Market business
2 As of September 30

Lincoln Financial Group
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$10
$8
$6
$4
$2
$0
$ billions
$8B
$9B
2011 Proj
2012
2013
2014

Lincoln Financial Group
Hello future.

Improving Sales
Focused Execution Translating to Growth
Total Deposits
Growth through new sales AND improved retention on existing block
GOAL: Reach $9B in Sales by 2014
$6B
$7B
• 50% of wholesalers hired within
 last 15 months; not yet at target
 productivity
• Upgraded technology solution
 has gone live for new sales since
 October
• Product offering expansion
 increasing Lincoln’s
 competitiveness

Bifocal Vision
Short-term Results AND Long-term Market Success
• Implementing strategy focused on targeted growth markets
• Executing on strategic investments to increase competitiveness and deliver cost efficiencies
• Capitalizing on competitive advantages to continue to win new business
• Adding diversity to Lincoln business mix with lower capital requirements and lower risks

2011 Conference for
Analysts, Investors
and Bankers
November 15, 2011 l New York, NY
Individual Annuities
Growth on Our Terms
Mark Konen
President, Insurance and Retirement Solutions

Growing the Business while Protecting Margins
Growth
Diverse solutions
Multi-channel distribution
Disciplined
approach
Balanced, proactive
and consistent
Managing risk
Proven track record

3%
18%
45%
5%
20%
9%
IP
LFN
Wire
MGA/AMO
Bank
Other

Lincoln Financial Group
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Diverse Products and
Multi-Channel Distribution Strategy
• Consistent product offerings
• Multi-channel distribution strategy
• Continued expansion
 – Primerica
 – Fee-based advisors
 – Partner-specific solutions
Annuity Sales by Channel
1 As of September 30, 2011
YTD 20111 - $8.3 Billion ($6.7B VA, $1.6B FA)

Responding to Market Conditions
Variable Annuities Market Share and Rankings1
1 Morningstar VARDS as of June 30, 2011; Rankings and Market Share based upon Total Flow
2 Morningstar VARDS reported sales YTD 2011 versus YTD 2009 as of June 30
2006 - 2Q 2008
Calm and Growing Market Growing S&P Index Low Volatility
Escalating Roll-ups: 5% to 7-10% Step-up Frequency: Annual to Daily
Our First GLWB 5% Roll-up Investment Requirements
3Q 2008 - 2009
Subprime Crisis - Capital Markets Frozen Significant S&P Drop High Volatility
Firms Exit VA Market Raised Fees / Reduced Roll-ups Asset Transfer Programs
Consistent Market Presence De-risked GLWB Enforced Investment Requirements Retroactively
2010 - 2011
Europe Sovereign Debt Crisis Sustained Low Interest Rates Elevated Volatility
Rising Roll-ups Funds with Volatility Management Wide Adoption of Asset Transfer Programs
Simplified Products / More Capital Efficient Design Raised Fees 4Q 2011 Risk Managed Funds
Market
Industry
Lincoln
30% sales2 growth since 2009
6.6%
7.1%
7.2%
6.4%
6.6%
6.2%
Ranked
#5
Ranked
#5
Ranked
#5
Ranked
#5
Ranked
#5
Ranked
#5

Product Design on Our Own Terms

Lincoln's Approach

Income protection solutions: *downside protection with upside potential*

- Variable, fixed indexed, inflation

Account value matters

- Investment flexibility to focus on upside
- Innovative asset allocation
- Protected funds – manage volatility and provide downside protection

It's okay to be different

- Avoid "arms race" mentality
- MoneyGuard concept to annuities

Actions Speak Louder…

High
Low
1.25%
1.05%
0.90%
10%
5%
9.1%
6.4%
6.3%
49%
20%
Fee[1]
Roll-Up
Income Guarantees[2]
% 4 & 5 Star Funds[3]
Lincoln Financial Group

For endnotes 1, 2, 3 – see Appendix

Lincoln Financial Group
Hello future.

Lincoln has lower GLWB income utilization than industry due to i4LIFE[1]
50%
40%
30%
20%
10%
0%
Age <50
52
55
58
61
64
67
70
73
76
79
82
85
Lincoln Financial
All other companies

Lincoln Financial Group
Hello future.

Product Design Mitigates Policyholder Behavior Risk
i4LIFE is a Compelling Solution for Clients
• Guaranteed income with strong upside
 potential
• Tax advantaged income for non-qualified
• Flexibility, control, and death benefit

Risk Management Advantages
• Fewer immediate income buyers in GLWB
• i4LIFE has less policyholder behavior risk,
 more certainty around assumptions
 – Known income start time
 – Known income start amount
 – Stable persistency
Source: Guaranteed Living Benefit Utilization Study - 2009 Data, LIMRA 2011
1 Based on 1,278,546 variable annuity contracts with a guaranteed lifetime withdrawal benefit (GLWB) rider still in force at the end of 2009. The number of contracts from Lincoln Financial accounted for 9 percent of all GLWB in-force contracts in the study, in which 19 companies participated.
Better product design and positioning leads to better risk management
i4LIFE designed and positioned as
immediate income solution

Oliver Wyman Industry Study Agrees
• Manage behavior risk through prudent
 product design
• Lincoln’s GLWB economics are less
 sensitive than most peers to changes in
 policyholder behavior
• Lower sensitivity supports more
 predictable financial results
Source: Oliver Wyman analysis of 19 GLWB and GMIB designs based on September 30, 2011 market conditions.
Note: Figures based on a normalized measure of the sensitivity of total contract economic value to adverse behavior assumptions. All peer products are weighted equally.
Least
Sensitive
25%
Percentile
Average
75%
Percentile
Most
Sensitive
Sensitivity to Utilization Behavior
Least
Sensitive
25%
Percentile
Average
75%
Percentile
Most
Sensitive
Sensitivity to Dynamic Lapse

Expected Hedge Cost for New Business
Compared to Rider Charge
basis points
150
100
50
0
Retail Charge
Expected Hedge Cost for New Business

Hedge Asset Exceeds Hedge Target
$ billions
6
4
2
0
Hedge Assets
Hedge Target

Lincoln Financial Group
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Effective Equity Risk Management
Strong Linkage Between Pricing and
 Hedging
• All living and death benefit riders hedged
• Hedging strategy established and validated
 prior to all living benefit launches
• Strategy is regularly monitored and
 changed with updates in actuarial
 assumptions and capital markets
Hedge Program Focused on Economics
• Recognized by Moody’s as a strong hedge
 program
 – 3-Greek (market, rates, implied volatilities)
• Consistent performance through economic
 cycles
 – In 3Q 2011 the hedge program was over
 90% effective
4Q 2008
2Q 2009
4Q 2009
2Q 2010
4Q 2010
2Q 2011
4Q 2008
2Q 2009
4Q 2009
2Q 2010
4Q 2010
2Q 2011

25%
75%
Fixed Margin
Variable Margin

Lincoln Financial Group
Hello future.

• New business rate setting based on
 new money rates not portfolio rates
• Earnings impact from prolonged low
 interest rates mitigated by
 – Proactive renewal rate actions
 – In-force crediting rate cushion to
 guarantee ~ 105bps
 – Effective asset liability matching
 – Pricing based on new money rate with
 low guarantee (1.00%)
• Upcoming changes in 1Q 2012
• Interest rate caps mitigate risk of rising
 interest rates
Annuity Revenue Mix1
Actions to Protect Margins
Effective Interest Rate Risk Management
1 As of September 30, 2011

Quality Business with Quality Earnings
In-force ROE
2007	2008	2009	2010	2011 YTD1
20%	8%	15%	19%	23%
Average = 17%
VA New Business ROE
1Q 2011	2Q 2011	3Q 2011
21%	20%	14%
YTD = 18%
• Consistently strong ROE on in-force
 business
• Healthy VA new business ROE
 throughout 2011
 – Writing business on our terms
 – Solid 3Q ROE despite capital markets
Actions to Protect Margins
• 1Q 2011 launched LINC2.0 and
 simplified i4LIFE
• Increased M&E on L-share
• Upcoming changes in 1Q 2012
1 As of September 30, 2011. Reflects reported un-leveraged returns excluding goodwill.

Growth on Our Terms
Income protection solutions that
resonate with consumers
Multi-channel distribution
Effective protection of margins
• Variable Annuity i4LIFE
• Fixed Index Annuity GLWB (LINC Edge)
• Funds with volatility management and
 capital protection
• LTC combination products
• Breadth and depth of current platform
• Continued expansion
 – Primerica
 – Fee-based advisors
• Product design
• Equity risk management
• Interest rate risk management

Appendix

Disclosures/Endnotes
Source: Internal Competitive Intelligence, Morningstar Ratings, Comparisons done against competitors most popular living benefit riders, Compared against top 10 companies based on YTD 2011 sales excluding captive agency sales
1 Fee reflects cost for single life version of living benefit riders
2 Income calculation based upon living benefit rider issue at 60, and beginning income at age 65
3 Based upon Morningstar Ratings of investment choices offered within variable annuity products; for each subaccount whose underlying investment has at least a three-year history, Morningstar calculates a
 Morningstar RatingTM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a subaccount’s monthly performance, placing more emphasis on downward variation and rewarding consistent performance. The top 10% of subaccounts in each category receive 5 stars, the next 22.5%
 receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive
 1 star.
The Overall Morningstar Rating for a subaccount is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. As of
September 30, 2011, 17,618 U.S.-domiciled subaccounts received a Morningstar Rating of 5 stars, and
47,498 subaccounts received a Morningstar Rating of 4 stars. Past performance is no guarantee of future results.

2011 Conference for
Analysts, Investors
and Bankers
November 15, 2011 l New York, NY
Financial Overview
Randy Freitag
Executive Vice President and Chief Financial Officer

Confidence in the Future
• Strong business fundamentals driving top and bottom
 line growth
• Capital well protected in low rate environment
• Defensively positioned around key risks
• Solid balance sheet well positioned for stressed environments

$ millions
152
13
114
39
-36
150
28
132
38
-33
2010
2011

Lincoln Financial Group
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ROE1
10%
20%
Strong Momentum Across Businesses
1 Adjusted for notable items. See appendix at the end of this presentation for a definition and reconciliation of operating revenues to revenues, income from operations to net income, a reconciliation of return on average equity and schedules of notable items
• YTD operating revenues up 7%
• In-force Life Insurance up 3% to
 $574 billion
• 3Q Group net earned premium up
 7% to $410 million
• 3Q Retirement deposits: VA up 7%
 and DC up 15%
• YTD expense growth less than
 revenue growth
3Q Income From Operations1
Earnings Drivers
$282
$315
Life Insurance
Group Protection
Annuities
Defined
Contribution
Other Operations
15%
Life
Annuities
GP
DC
YTD 2011
11%
+12%

Earnings Impact
2012	$50M
2013	$100M
2014	$150M
Earnings growth rate reduced by 3-4%
Manageable Impact to GAAP Results from Low Rates
• Minimal reserve impact absent
 changes to long-term earned rate
 assumption (reflected in earnings
 impact)
• 100 bps long-term earned rate
 assumption reduction, has an
 estimated $200-250 million impact
Impact of 10-year Treasury at 2.0% for 10 years on
GAAP Results
Earnings growth continues despite low rate environment

Strong Statutory Reserve Adequacy
Impact of 10-year Treasury at 2.0% for 10 years on
Statutory Reserve Adequacy
Cash Flow Testing Reserve Adequacy ($ billions)
	Base Case	Low Rate Scenario
Life1	$4	$3
Annuity	$4	$3
Total1	$8	$6
Statutory Reserves
• Prescribed conservative assumptions that
 are fixed at issue
• Adequacy tested annually with cash flow
 testing
• Increased if cash flow testing deficiency exists
Results of Cash Flow Testing
• $8 billion of reserve sufficiency
• $6 billion in low rate scenario
 – Potential for up to $500 million reserve
 increase from standalone analysis of SG UL
 in ‘out’ years
1 Excludes financed reserves
Significant statutory reserve adequacy in low rate environment

Hedge Asset Exceeds Hedge Target
$ billions
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
1400
1300
1200
1100
1000
900
S&P 500
3Q 2009
3Q 2010
3Q 2011
Hedge Assets
Hedge Target
Stat Reserve
EOP S&P 500

Lincoln Financial Group
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VA Hedge Program Protects Capital
• Hedge assets have
 exceeded economic and
 statutory reserves at all
 points
• Hedge program focused
 on economics
• All guaranteed living and
 death benefits covered
 by hedge program
• No additional capital has
 been required in these
 volatile markets
Hedge assets in excess of statutory requirements at all points

$ billions
10
9
8
7
6
5
4
3
2
1
0
+$2.5 billion
12/31/08
9/30/11

Lincoln Financial Group
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Strong Statutory Capital and
Holding Company Liquidity Positions
• Strong statutory earnings
 generation
• Upstreamed $1.7 billion to
 HoldCo after funding new
 business needs
• Strong liquidity position at
 HoldCo
 – $770 million at 9/30/11
 – $1.5 billion increase since
 12/31/08
Statutory Capital
Stat Op Income/ Res Financing
Dividends
Other
$5.1
$7.6
~500%
RBC
393%

10%
8%
6%
4%
2%
0%
Sep-09
Sep-10
Sep-11

	$2.3
	$1.3

Lincoln Financial Group
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General Account Strategy
A “Risk-Off” Position Since 2008
• Purchases biased towards higher quality
 securities - 70% of purchases NAIC 1
• Reduced Risk Assets2 by over $2 billion
• Sold $400 million of European holdings
 exposed to risk of contagion
 – Recently reduced EU banking exposure
 by $92 million and added $50 million of
 CDS protection
Net unrealized gains/losses ($ billions)
Below Investment Grade1 Trends
9.2%
7.5%
5.8%
Product	Sep-08	Sep-09	Sep-10	Sep-11
Life	-$2.2	$0.2		$3.4
Annuities	-$0.7	$0.2		$1.2
Surplus & Other	-$1.4	-$0.3	$1.5	$1.7
Total	-$4.3	$0.1	$5.1	$6.3
C1 capital down 20% since
2009 on $6 billion increase
in invested assets
30% reduction in risk profile
1 AFS & Trading based on NAIC ratings, GAAP book values, and includes CLNs
2 Includes Corporate High Yield, alternative investments, 05’-07’ vintage RMBS, leveraged CMBS, common and preferred equity, CDO and real estate equity

European Exposure Reduced & Well-Positioned
1 Defined as sovereign and banking exposure to Portugal, Ireland, Italy, Greece and Spain
2 Debt and preferred stock issued by companies domiciled in EU member countries
$84 million of direct EU peripheral1 exposure,
mostly non-European subsidiaries of large Spanish Banks
$775M Indirect Exposure to Peripheral EU
Sector Exposure
Spain
48%
Ireland
28%
Italy
19%
Portugal
5%
Greece
0%
Capital
Goods
35%
Utility
37%
Financial
Institutions
4%
Transportation
5%
Communications
19%
Country Composition
$6.6B of EU Exposure2
Utilities &
Industrials
78%
Financials
21%
Sovereigns
1%
• $775M indirect exposure in a net gain position
• 96% in defensive sectors / 4% financial
• Approximately 80% in
 diversified defensive sectors
• Net unrealized gain of $500M

Strong Capital Margin Above Rigorous Threshold
Assumptions (2012/2013/2014)	Moderate Stress	Severe Stress
GDP Growth	2% / 2% / 2%	-2% / -1% / 0%
Unemployment	9% / 9% / 9%	10% / 11% / 10%
Housing Price Change	-3% / -3% / -3%	-5% / -5% / -5%
Interest Rates (10-year Treasury)	2.0% / 2.5% / 3.0%	1.5% / 1.75% / 2.0%
S&P 500 (YE2011 / 2012 / 2013 / 2014)	1135 / 1175 / 1225 / 1275	1135 / 800 / 825 / 875
Cumulative Credit Related Impacts ($B)	$0.6	$1.7
Projected Capital Margin ($B) >400% RBC >$500M HoldCo cash	$1.5 / $1.7 / $1.9	$0.8 / $0.8 / $0.7

Confidence in the Future
• Strong balance sheet and capital generation
• Well positioned to withstand low interest rate environment from both Statutory and GAAP perspective
• Effective risk management reduces exposure to credit and
 equity markets risks
• Strong capital margin positions Lincoln for economic stress and continued return of capital to shareholders
 – 60% increase in dividend
 – $375 million of share repurchases year-to-date

Appendix

Income (loss) from operations and ROE are non-GAAP financial measures and are not substitutes for net income (loss) and ROE, calculated using GAAP measures. We exclude the after-tax effects of the following items from GAAP net income (loss) to arrive at income (loss) from operations: realized gains and losses associated with the following ("excluded realized gain (loss)"): sale or disposal of securities; impairments of securities; change in the fair value of derivative investments; embedded derivatives within certain reinsurance arrangements; trading securities; change in the fair value of the derivatives we own to hedge our guaranteed death benefit ("GDB") riders within our variable annuities, which is referred to as "GDB derivatives results"; change in the fair value of the embedded derivatives of our guaranteed living benefit (“GLB”) riders within our variable annuities accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC (“embedded derivative reserves”), net of the change in the fair value of the derivatives we own to hedge the changes in the embedded derivative reserves, the net of which is referred to as “GLB net derivative results”; and changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for under the Derivatives and Hedging and the Fair
Value Measurements and Disclosures Topics of the FASB ASC (“indexed annuity forward-starting option”); change in reserves accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB
ASC resulting from benefit ratio unlocking on our GDB and GLB riders ("benefit ratio unlocking"); income (loss) from the initial adoption of new accounting standards; income (loss) from reserve changes (net of related amortization) on business sold through reinsurance; gain (loss) on early extinguishment of debt; losses from the impairment of intangible assets; and income (loss) from discontinued operations.
The earnings used to calculate ROE are income (loss) from operations. Income (loss) from operations is an internal measure used by the company in the management of its operations. Management believes that this performance measure explains the results of the company's ongoing businesses in a manner that allows for a better understanding of the underlying trends in the company's current business because the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and, in most instances, decisions regarding these items do not necessarily relate to the operations of the individual segments.
The company uses its prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in its financial statements and federal income tax returns when reconciling non-GAAP measures to the most comparable GAAP measure.
Definition of Income (Loss) From Operations and ROE

($ in millions, except per share data)	For the Three Months Ended September 30, 2011	2010
Net Income (Loss) available to common stockholders - Diluted	$138.5	$245.1
Less:		
Preferred stock dividends and accretion of discount[(1)]	-	-
Write-off of unamortized discount on preferred stock at redemption[(1)]	-	-
Adjustment for deferred units of LNC stock in non-director deferred compensation plans[(2)]	(4.8)	(1.0)
Net Income (Loss)	$143.3	$246.1
Less:		
Excluded realized gain (loss), after tax	(119.9)	16.5
Benefit ratio unlocking	(40.7)	25.1
Income (loss) from reserve changes (net of related amortization) on business sold through reinsurance, after-tax	0.5	0.5
Gain (loss) on early extinguishment of debt, after-tax	(5.5)	-
Income (loss) from discontinued operations, after-tax	(8.4)	(1.7)
Income (Loss) from Operations	$317.3	$205.7
Earnings (loss) per share (diluted)		
Net Income (Loss)	$0.44	$0.75
Income (Loss) from Operations	$1.00	$0.63
Average Diluted Shares	312.0	325.7

(1) When arriving at income (loss) or income (loss) from operations available to common stockholders, which is the numerator used in earnings (loss) per share, we have included the Series B preferred stock dividends and accretion of discount, but have excluded the acceleration of the discount as a result of redemption prior to five years from date of issuance.

(2) The numerator used in the calculation of our diluted EPS is adjusted to remove the mark-to-market adjustment for deferred units of LNC stock in our non-director deferred compensation plans if the effect of equity classification would be more dilutive to our diluted EPS.

Lincoln Financial Group

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Reconciliation of Net Income to Income from Operations

($ in millions)	For the Nine Months Ended September 30, 2011	2010
Operating Revenues - By Segment		
Annuities	$ 2,175.0	$ 1,934.8
Defined Contribution	770.8	730.4
Total Retirement Solutions	2,945.8	2,665.2
Life Insurance	3,552.0	3,372.2
Group Protection	1,457.9	1,366.8
Total Insurance Solutions	5,009.9	4,739.0
Other Operations	351.7	365.6
Total Operating Revenues	8,307.4	7,769.8
Excluded realized gain (loss), pre-tax	(242.6)	(26.5)
Amortization of DFEL associated with benefit ratio unlocking, pre-tax	(1.4)	(0.6)
Amortization of deferred gains arising from reserve changes on business sold through reinsurance, pre-tax	2.0	2.0
Total Revenues	$ 8,065.4	$ 7,744.7

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Reconciliation of Operating Revenues to Revenues

Reconciliation of Reported to Normalized Return on Average Equity by Segment
For the Nine Months Ended September 30, 2011
($ in millions)

	Life	Annuities	GP	DC
Average Equity	8,518	3,085	1,171	1,059
Income from Operations	450	459	78	132
Return on Average Equity - Reported	**7.0%**	**19.8%**	**8.9%**	**16.6%**
Goodwill	2,189	440	274	20
Average Equity less Goodwill	6,329	2,645	896	1,038
Return on Average Equity - Excluding Goodwill - Reported	**9.5%**	**23.1%**	**11.6%**	**16.9%**
Notable Items[1]				
1Q2011	(14)	(18)	(5)	(9)
2Q2011	(1)	(14)	(3)	(2)
3Q2011	19	(30)	0	(3)
YTD2011	4	(62)	(8)	(14)
Income from Operations adjusted for Notable Items	454	397	70	118
Return on Average Equity Adjusted for Notable Items	**7.1%**	**17.2%**	**8.0%**	**14.8%**
Return on Average Equity Adjusted for Notable Items exc. Goodwill	**9.6%**	**20.0%**	**10.5%**	**15.1%**

[1]See Appendix Slides "Schedule of Notable Items"

Lincoln Financial Group
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Reconciliation of Return on Average Equity
For the Nine Months Ended September 30, 2011

Defined Contributions	Life Insurance		
	38	150		(33)

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$ millions	Retirement Solutions		Insurance Solutions		Other Operations
	Annuities			Group Protection
Reported	162	41	132	28	(45)
DAC Unlocking	(8)	(4)	8
Mortality			10
Traditional Reserves			4
Tax-related items	(22)		(5)		3
Guaranty Association Assessments					9
Other (net)		1	1
Total	132	38	150	28	(33)
3Q 2011 Income From Operations
Schedule of Notable Items

Insurance Solutions
	Life Insurance
	151

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$ millions	Retirement Solutions		Insurance Solutions		Other Operations
	Annuities	Defined Contributions		Group Protection
Reported	150	42	152	26	(22)
Net Investment Income	(4)	(4)	(5)	(1)	(1)
DAC Unlocking	(8)		(6)	(1)
Mortality/Morbidity			6		(2)
Expense		2		(1)	(9)
Tax-related items	(2)				(2)
Other (net)			4
Total	136	40	151	23	(36)
2Q 2011 Income From Operations
Schedule of Notable Items

Insurance Solutions
	Life Insurance
	152

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$ millions	Retirement Solutions		Insurance Solutions		Other Operations
	Annuities	Defined Contributions		Group Protection
Reported	147	49	166	24	(37)
Net Investment Income	(6)	(7)	(8)	(2)	(4)
DAC Unlocking	(5)	(2)		(1)
Mortality/Morbidity	(7)		(6)
Expense				(2)	4
Tax-related items
Other (net)
Total	129	40	152	19	(37)
1Q 2011 Income From Operations
Schedule of Notable Items

Insurance Solutions	
	Life Insurance	
	152	

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$ millions	Retirement Solutions		Insurance Solutions		Other operations
	Annuities	Defined Contributions		Group Protection1
Reported	126	50	60	10	(40)
DAC Unlocking	(2)	11	(82)
Mortality			(10)
Expense					(2)
Tax-related items	14				(2)
Other (net)				(3)
Total	114	39	152	13	(36)
1 Group Protection results do not include adjustment to normalize loss ratios
3Q 2010 Income From Operations
Schedule of Notable Items

EITF 09-G Estimated Impact
• Retrospective adoption on 1/1/2012
• Reduces GAAP equity, but no impact on
 statutory surplus
• Pro forma impact on YTD 2011 earnings:
 5% to 7%
EITF 09-G: Estimated Impact
	Low	High
Pretax DAC Reduction	$1.45b	$1.75
% DAC Balance	16%	19%
AT Impact to Equity	$950m	$1.15b
Impact on BV/Share	($3.15)	($3.81)